 SERVICES ACQUISITION CORP. INTERNATIONAL AND JAMBA JUICE AGREE TO EXTEND MERGER
                                TERMINATION DATE

       PRIVATE PLACEMENT INVESTORS APPROVE EXTENSION OF COMMITMENT PERIOD

   COMPANY TO RECLASSIFY WARRANTS AND DERIVATIVE INSTRUMENTS UNDER EITF 00-19

FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--August 3, 2006-- Services Acquisition
Corp. International (AMEX:SVI; AMEX:SVI.U; AMEX:SVI.WT; "SACI") today announced that it has reached an agreement with Jamba Juice Company to extend the date upon which a party may terminate the merger agreement between them to September
15, 2006 from August 15, 2006.

In addition, SACI has announced that the investors in its private placement financings have approved extending their commitment date to September 15, 2006 from September 6, 2006.

Steve Berrard and Paul Clayton, CEOs of SACI and Jamba Juice Company
respectively, jointly remarked that these extensions reflect the continued
interest of all parties in finalizing this business combination in a timely manner and that both companies remain enthusiastic about the prospects of the combined company. The two have worked closely together during the past few months in assembling a proposed board of directors that includes experience in a wide range of disciplines including store operations, brand marketing, international expansion, corporate governance, store development, and consumer packaged goods.

SACI also announced that as a result of an interpretation by the Securities and
Exchange Commission (SEC), as communicated through the SEC's review of SACI's preliminary proxy statement which was initially filed with the SEC on March 29,
2006, SACI is adopting EITF 00-19 "Accounting for Derivative Financial
Instruments Indexed to, and Potentially settled in, a Company's Own Stock" and will re-file its financial statements following this guidance. The adjustments to SACI's financial statements are non-cash items, and will have no affect on
SACI's cash balance for the periods identified. SACI's only income during the applicable periods related to the interest income and expenses related to evaluating potential business combinations. Jamba Juice Company is aware of the application of EITF 00-19 and impact to SACI's financial statements.

EITF 00-19, "Accounting For Derivative Financial Instruments Indexed to, and
Potentially Settled in, a Company's Own Stock" is applied to determine whether there were any embedded derivative instruments in (1) the public offering of
SACI and (2) the warrants to purchase common stock embedded in an option to purchase units consisting of one share and one warrant to purchase one additional share, issued to certain parties in connection with the initial public offering. Under EITF 00-19 the fair value of each warrant is recorded as a derivative liability on SACI's balance sheet. Changes in the fair values of these instruments result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in SACI's statement of operations.

In this particular instance, as it relates to SACI and its 17.25 million warrants currently outstanding, each $1.00 increase in the price per SACI warrant as traded on the AMEX from the beginning of a reporting period to the end of the reporting period, results in approximately $17.25 million of pre-tax expense being recorded on SACI's consolidated statement of operations.
Conversely each $1.00 decrease in the price per SACI warrant as traded on the
AMEX from the beginning of a reporting period to the end of the reporting period, results in approximately $17.25 million of pre-tax income being recorded on SACI's consolidated statement of operations. As the number of outstanding warrants is reduced either via exercise by the holder or expiration in June
2009, the impact on SACI's statement of operations for each $1.00 change in warrant price from the beginning to the end of a reporting period will be reduced.

SACI's financial results for the fiscal year ended December 31, 2005 and for the interim periods ended September 30, 2005 and March 31, 2006 will be restated, and SACI's previously filed financial results should not be relied upon to reflect additional non-operating gains and losses related to the classification of and accounting for the warrants described above. SACI's restated financials are being filed with the Securities and Exchange Commission of even date herewith. The application of EITF 00-19 will also affect future earnings, as a non-cash item, to the extent that SACI's stock price increases or decreases from the beginning to end of any reporting period.

About SACI

SACI is a blank check company that was formed for the specific purpose of consummating a business combination. SVI raised net proceeds of approximately
$127 million through its initial public offering consummated in July 2005 and prior to the merger agreement with Jamba Juice Company had dedicated its time to seeking and evaluating business combination opportunities. The management of
SACI includes former executives from organizations such as Blockbuster
Entertainment Group, AutoNation and Boca Resorts.

About Jamba Juice Company

Jamba Juice Company is the category-defining leader in healthy blended beverages, juices, and good-for-you snacks. Founded in 1990 in California, today
Jamba Juice Company has more than 550 company and franchised stores in 25 states nationwide with 9,000 employees. For the nearest location or a complete menu including new All Fruit Smoothies, please call: 1-866-4R-FRUIT or visit the website at http://www.jambajuice.com

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, about SACI, Jamba Juice
Company and the proposed merger. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of SACI's and Jamba Juice Company's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of SACI's stockholders to approve the plan and agreement of merger and the transactions contemplated thereby; the number and percentage of SACI stockholders voting against the proposed merger; changing interpretations of generally accepted accounting principles; continued
compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Jamba Juice
Company is engaged; demand for the products and services that Jamba Juice
Company provides, general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in SACI's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither SACI nor Jamba Juice Company assumes any obligation to update the information contained in this press release.

Additional Information and Where to Find It

In connection with the proposed merger and related proposals that will be voted on at the Special Meeting, SACI has filed a preliminary proxy statement, as amended, with the Securities and Exchange Commission that is pending SEC approval; a final proxy statement will be mailed to the stockholders of SACI who are stockholders as of the Record Date. SACI's stockholders are urged to read the proxy statement and other relevant materials as they become available as they will contain important information about the merger with Jamba Juice
Company and the related proposals. SACI stockholders will be able to obtain a free copy of such filings at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to SACI, 401 East Las Olas
Boulevard, Suite 1140, Fort Lauderdale, Florida 33301.

SACI and its officers and directors may be deemed to have participated in the solicitation of proxies from SACI's stockholders in favor of the approval of the merger and related private placement financing. Information concerning SACI's directors and executive officers is set forth in the publicly filed documents of
SACI. Stockholders may obtain more detailed information regarding the direct and indirect interests of SACI and its directors and executive officers in the acquisition and related private placement financing by reading the preliminary and definitive proxy statements regarding the merger and private placement financing, which will be filed with the SEC.

CONTACT:
For SACI, Fort Lauderdale
Boardroom Communications, Inc.
Julie Silver, 954-370-8999

or

For Jamba Juice Company
Integrated Corporate Relations
Don Duffy, 203-682-8200
investors@jambajuice.com